ITEM 77Q.1

AMENDMENT #24
TO THE RESTATED AND AMENDED
DECLARATION OF TRUST

FEDERATED INCOME SECURITIES TRUST
Dated May 19, 2000

	This Declaration of Trust is amended as
follows:

       Strike the first paragraph of Section 5 -
Establishment and Designation of Series or Class of Article III - BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

	"Section 5.  Establishment and
Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional
Series or Class or to modify the rights
and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:
Federated Capital Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Institutional Shares
Federated Floating Rate Strategic Income Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Fund for U. S. Government Securities
Class A Shares
Class B Shares
Class C Shares
Federated Unconstrained Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Intermediate Corporate Bond Fund
Service Shares
Institutional Shares
Federated Muni and Stock Advantage Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Institutional Shares
Federated Prudent DollarBear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Real Return Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term Income Fund
Class A Shares
Class Y Shares
Service Shares
Institutional Shares

       	The undersigned hereby
certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 16th day of February, 2012, to become effective on the 26th day of March, 2012.

	WITNESS the due execution hereof this 16th day of February, 2012.



/s/ John F. Donahue
/s/ Peter E. Madden
John F. Donahue
Peter E. Madden




/s/ Nicholas P.
Constantakis
/s/ Charles f. Mansfield,
Jr.
Nicholas P. Constantakis
Charles F. Mansfield, Jr.




/s/ John F. Cunningham
/s/ Thomas M. O'Neill
John F. Cunningham
Thomas M. O'Neill




/s/ J. Christopher
Donahue
/s/ John S. Walsh
J. Christopher Donahue
John S. Walsh




/s/ Maureen Lally-Green

Maureen Lally-Green